Exhibit 21
Subsidiaries of Franklin BSP Realty Trust, Inc.

Name	Jurisdiction of Incorporation/Formation
Benefit Street Partners L.L.C.	Delaware
Benefit Street Partners Realty Operating Partnership, L.P.	Delaware
Benefit Street Partners Realty Trust LP, LLC	Delaware
Benefit Street Partners Realty Trust TRS, LLC	Delaware
BSPRT 2019-FL5 Co-Issuer, LLC	Delaware
BSPRT 2019-FL5 Holder, LLC	Delaware
BSPRT 2019-FL5 Issuer, Ltd.	Cayman
BSPRT 2019-FL5 Seller, LLC	Delaware
BSPRT 2020-C9 Owner, LLC	Delaware
BSPRT 2021-FL6 Co-Issuer, LLC	Delaware
BSPRT 2021-FL6 Holder, LLC	Delaware
BSPRT 2021-FL6 Issuer, Ltd.	Cayman
BSPRT 2021-FL6 Seller, LLC	Delaware
BSPRT 2021-FL7 Co-Issuer, LLC	Delaware
BSPRT 2021-FL7 Holder, LLC	Delaware
BSPRT 2021-FL7 Issuer, Ltd.	Cayman
BSPRT 2021-FL7 Seller, LLC	Delaware
BSPRT 2022-FL8 Co-Issuer, LLC	Delaware
BSPRT 2022-FL8 Holder, LLC	Delaware
BSPRT 2022-FL8 Issuer, Ltd.	Cayman
BSPRT 2022-FL8 Seller, LLC	Delaware
BSPRT 2022-FL9 Holder, LLC	Delaware
BSPRT 2022-FL9 Issuer, LLC	Delaware
BSPRT 2022-FL9 Seller, LLC	Delaware
BSPRT 2023-FL10 Holder, LLC	Delaware
BSPRT 2023-FL10 Issuer, LLC	Delaware
BSPRT 2023-FL10 Seller, LLC	Delaware
BSPRT Atlas Mezzanine Loan Seller, LLC	Delaware
BSPRT Atlas Mezzanine Loan Subsidiary, LLC	Delaware
BSPRT BB Fixed, LLC	Delaware
BSPRT BB Float, LLC	Delaware
BSPRT BB Loan, LLC	Delaware
BSPRT CMBS Finance, LLC	Delaware
BSPRT CRE Cheyenne, LLC	Delaware
BSPRT CRE Equity, LLC	Delaware
BSPRT CRE Finance, LLC	Delaware
BSPRT CRE JAX Pref, LLC	Delaware
BSPRT CS Loan, LLC	Delaware
BSPRT Finance Counterparty, LLC	Delaware
BSPRT Finance Sub-Lender I, LLC	Delaware

BSPRT Finance Sub-Lender II, LLC	Delaware
BSPRT High Yield Securities, LLC	Delaware
BSPRT Jeffersonville Member, LLC	Delaware
BSPRT Jeffersonville, LLC	Delaware
BSPRT JPM Loan, LLC	Delaware
BSPRT Knox Owner, LLC	Delaware
BSPRT Minn Owner, LLC	Delaware
BSPRT NOLA I Finance, LLC	Delaware
BSPRT Northbrook, LLC	Delaware
BSPRT Oliver Finance, LLC	Delaware
BSPRT OP Sub I, LLC	Delaware
BSPRT Pickwick, LLC	Delaware
BSPRT St. Louis Place, LLC	Delaware
BSPRT Walgreens Portfolio 1, LLC	Delaware
BSPRT Walgreens Portfolio 2, LLC	Delaware
BSPRT Walgreens Portfolio 3, LLC	Delaware
BSPRT Walgreens Portfolio 4, LLC	Delaware
BSPRT Walgreens Portfolio 5, LLC	Delaware
BSPRT Walgreens Portfolio 6, LLC	Delaware
BSPRT Walgreens Portfolio 7, LLC	Delaware
BSPRT Walgreens Portfolio 8, LLC	Delaware
BSPRT Walgreens Portfolio 9, LLC	Delaware
BSPRT Walgreens Portfolio 10, LLC	Delaware
BSPRT Walgreens Portfolio 11, LLC	Delaware
BSPRT Walgreens Portfolio 12, LLC	Delaware
BSPRT Walgreens Portfolio 13, LLC	Delaware
BSPRT Walgreens Portfolio 14, LLC	Delaware
BSPRT Walgreens Portfolio 15, LLC	Delaware
BSPRT Walgreens Portfolio 16, LLC	Delaware
BSPRT Walgreens Portfolio 17, LLC	Delaware
BSPRT Walgreens Portfolio 18, LLC	Delaware
BSPRT Walgreens Portfolio 19, LLC	Delaware
BSPRT Walgreens Portfolio 20, LLC	Delaware
BSPRT Walgreens Portfolio 21, LLC	Delaware
BSPRT Walgreens Portfolio 22, LLC	Delaware
BSPRT Walgreens Portfolio 23, LLC	Delaware
BSPRT Walgreens Portfolio 24, LLC	Delaware
BSPRT Walgreens Portfolio, LLC	Delaware
BSPRT WFB Loan, LLC	Delaware
Capstead Capital Corporation	Delaware
Capstead Inc.	Delaware

Capstead Securities Holding, LLC	Delaware
CMC Securities Corporation IV	Delaware
FBRT BBSS Finance, LLC	Delaware
FBRT Churchill Finance, LLC	Delaware
FBRT Cienda Owner, LLC	Delaware
FBRT CPACE Titling Trust	Delaware
FBRT Fremont Owner, LLC	Delaware
FBRT Green Capital, LLC	Delaware
FBRT Lynx Owner, LLC	Delaware
FBRT Member LLC	Delaware
FBRT Printhouse Seller, LLC	Delaware
FBRT Printhouse, LLC	Delaware
FBRT Sub I, LLC	Delaware
FBRT Sub REIT	Maryland
FBRT Williamsburg, LLC	Delaware
Franklin BSP Green Capital, LLC	Delaware
Franklin BSP Realty Trust, Inc.	Maryland
Rodeo Sub I, LLC	Maryland